EXHIBIT 10.26.23+

AMENDMENT NO. 23
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 23 (“Amendment”), effective as of 12-13-2017 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and Telenav, Inc. (“Supplier” or “Telenav”), a Delaware corporation with its principal office at 4655 Great America Parkway, Suite 300, Santa Clara, CA 95054, on behalf of itself and the Telenav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties wish to extend the Agreement for CY18.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Attachment II – Software Development and Licensed Software Supplemental Terms and Conditions, delete Section 10.1 and replace with the following:

“10.1 Term
The Term of the Agreement and all Attachments shall begin on the Effective Date and shall continue until December 31, 2026 ("Initial Term"), with [*****]ending[*****], [*****]ending[*****], and [*****]ending[*****].

2.	In Attachment V, at the end of Section 3, add the following:

[*****]and [*****]fees – [*****]

CY	2018
[*****]Fee	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.26.23+

[*****]and [*****]fees – [*****]

CY	2018
[*****]Fee	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]fees – [*****]

CY	2018
[*****]Fee	[*****]
[*****]	[*****]

•	Currency: Prices quoted in USD for all geographic regions.

•	Pricing assumptions:

◦	Telenav will provide [*****]for each Ford [*****]for [*****]from the [*****]of such[*****].

* In the event Ford does not implement [*****]in the[*****], [*****]shall [*****]to[*****].

3.	In Attachment V, at the end of Section 3, add the following:

[*****]Fees:
[*****]

2018
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.26.23+

[*****]	[*****]for [*****]
2018
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

2018
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]for [*****]
2018
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

2018
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.26.23+

[*****]	[*****]for [*****]
2018
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

2018
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]for [*****]
2018
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

2018
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.26.23+

[*****]	[*****]for [*****]
2018
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

2018
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]for [*****]
2018
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

2018
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

•	[*****]price[*****], and all[*****].

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT 10.26.23+

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY		TELENAV, INC.
By:	/s/ Melissa Sheahan	By:	/s/ Michael Strambi
	(Signature)		(Signature)
Name:	Melissa Sheahan	Name:	Michael Strambi
	(Printed Name)		(Printed Name)
Title:	Software Buyer	Title:	Chief Financial Officer Telenav, Inc.
Date:	12-13-2017	Date:	12/13/17

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.